UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2025

FREIGHT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38172	47-5429768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Timberloch Place, Suite 500, The Woodlands, TX	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (773) 905-5076

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	FRGT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previous reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Freight Technologies, Inc. (the “Company”), on April 30, 2025, the Company entered into a Securities Purchase Agreement, dated as of April 29, 2025 (the “Securities Purchase Agreement”) with certain accredited investors (the “Holders”), wherein the Company sold to the Holders senior convertible notes (“Notes”) and warrants to purchase the Notes in the original principal amount of $20,000,000.

On May 27, 2025, the Company, entered into an Amendment and Exchange Agreement (the “Exchange Agreement”) with one of the Holders (the “Holder”), pursuant to which the Company agreed to exchange certain Notes previously issued to the Holder for Series A4 preferred shares of the Company, par value $0.0001 per share (the “Series A4 Preferred Shares”). Under the terms of the Exchange Agreement, the Holder will exchange the outstanding amounts under the Notes, including principal, interest, and other amounts, for a specified aggregate number of shares of Series A4 Preferred Shares (the “New Preferred Shares”) (the “Notes Exchange Transaction”).

The New Preferred Shares will be immediately convertible, in whole or in part, into ordinary shares of the Company with no par value per share (the “Ordinary Shares”) in accordance with the terms of the Amended and Restated Memorandum and Articles of Association filed with the Registrar of Corporate Affairs of the British Virgin Islands on January 31, 2025. The Company is required to reserve a sufficient number of Ordinary Shares to permit the conversion of the New Preferred Shares.

The Exchange Agreement provides that the aggregate number of Ordinary Shares issued upon conversion of Series A4 Preferred Shares shall not exceed 19.9% of the outstanding Ordinary Shares as of the date of the Exchange Agreement, unless and until stockholder approval is obtained in accordance with the rules and regulations of the Nasdaq Capital Market. The Company is obligated to seek such stockholder approval by a specified deadline and, if not obtained, to continue to seek approval at subsequent meetings until approval is obtained.

The Notes Exchange Transaction is being conducted in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). The New Preferred Shares and the Ordinary Shares issuable upon conversion thereof (the “New Conversion Shares”, and together with the New Preferred Shares, the “New Securities”) have not been registered under the Securities Act or any state securities laws and may not be offered or sold absent registration or an applicable exemption. No commission or other remuneration has been paid by the Company or the Holder for soliciting the Notes Exchange Transaction.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K. The Exchange Agreement also contains customary closing conditions, representations and warranties and covenants.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety. The issuance of New Securities will be made in reliance on the exemption from registration provided under Section 3(a)(9) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On May 27, 2025, the Company issued a press release announcing the closing of the Notes Exchange Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished herein (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Disclosure Channels to Disseminate Information

Investors and others should note that the Company may announce material information about its finances, product development and other matters to its investors using its website (www.fr8technologies.com) in addition to the filings with the SEC, press releases, public conference calls and webcasts. The Company uses these channels to communicate with the Company’s shareholders and the public about the Company and other issues. It is possible that the information the Company posts on these channels could be deemed to be material information. Therefore, the Company encourages investors, the media, and others interested in the Company to review the information it posts on the Company’s website (referenced above) in addition to following its press releases, SEC filings, public conference calls, and webcasts.

Forward-Looking Statements

The press release attached as Exhibit 99.1 hereto, the statements contained therein, and this Current Report on Form 8-K may include “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other filings with the SEC. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment and Exchange Agreement dated May 27, 2025, by and between Freight Technologies, Inc. and the Holder.
99.1	Press Release dated May 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2025	Freight Technologies, Inc.

/s/ Javier Selgas
Name: Javier Selgas
Title: Chief Executive Officer